CERTIFICATION PURSUANT TO RULE 13a-14(a) AND RULE 15d-14(a)
         SECTION 1350, CHAPTER 63 OF TITLE 18 OF THE UNITED STATE CODE,
                    AS ADOPTED PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002




     In connection with the Annual Report of Audiovox Corporation (the "Company") on Form 10-K for the period ended November 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Charles
M. Stoehr, Senior Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes- Oxley Act of 2002, that:

     1. The Report fully complies with Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




/s/Charles M. Stoehr
Charles M. Stoehr
Senior Vice President
  and Chief Financial Officer
March 31, 2005


                                  Exhibit 32.2